Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF NEW YORK

In re Garrett Motion Inc., et al.,	Case No:	20-12212 (Jointly Administered)
Debtors	Reporting Period:	February 2021
	Fed. Tax I.D No.:	82-4873189

MONTHLY OPERATING REPORT

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts	MOR-1a	X
Schedule of Cash Disbursements	MOR-1b	X
Bank Account Information	MOR-1c	X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-Petition Taxes	MOR-4a		X
Accounts Payable Aging	MOR-4b	X
Accounts Receivable Aging	MOR-5	X
Payments to Professionals	MOR-6	X
Debtor Questionnaire	MOR-7	X

This Monthly Operating Report has been prepared solely for the purposes of complying with the monthly reporting requirements applicable in these chapter 11 cases and is in a format that the Debtors believe is acceptable to the U.S. Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with accounting principles generally accepted in the United States.

I declare under penalty of perjury that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Sean Deason	March 22, 2021
Sean Deason
Chief Financial Officer

GLOBAL NOTES AND STATEMENTS OF LIMITATIONS

AND DISCLAIMERS REGARDING THE DEBTORS’ MONTHLY OPERATING REPORTS

On September 20, 2020 (the “Petition Date”), Garrett Motion Inc. (“Garrett”) and 36 of its direct and indirect subsidiaries (collectively with Garrett, the “Debtors”), each commenced a voluntary case under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On September 21, 2020, the Bankruptcy Court entered an order authorizing the joint administration of these chapter 11 cases pursuant to Bankruptcy Rule 1015(b). On October 5, 2020, the United States Trustee for the Southern District of New York (the “U.S. Trustee”) appointed an official committee of unsecured creditors pursuant to section 1102(a)(1) of the Bankruptcy Code. On November 18, 2020, the U.S. Trustee appointed an official committee of equity securities holders pursuant to section 1102(a) of the Bankruptcy Code.

The following notes and statements and limitations should be referred to, and referenced in connection with, any review of the MOR (as defined below).

1.

Basis of Presentation. The Debtors are filing their consolidated monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ chapter 11 cases. The MOR is in a format acceptable to the U.S. Trustee. The MOR should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors or their affiliates.

This MOR has not been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and does not include all of the information and footnotes required by U.S. GAAP. Therefore, there can be no assurance that the consolidated financial information presented herein is complete, and readers are strongly cautioned not to place undue reliance on the MOR.

The unaudited financial statements have been derived from the books and records of the Debtors. The information furnished in this report includes primarily normal recurring adjustments but does not include all the adjustments that would typically be made for the quarterly and annual consolidated financial statements to be in accordance with U.S. GAAP. Certain adjusting entries (including, but not limited to, income tax expense and intercompany profit eliminations) are only prepared on a quarterly basis and therefore such adjustments included here are based on information as of December 31, 2020. No entry for the equity interest in earnings of unconsolidated entities is included in these financial statements. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material.

The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

2.

Reporting Period. Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.

3.

Consolidated Entity Accounts Payable and Disbursement Systems. Cash is received and disbursed by the Debtors in a manner consistent with the Debtors’ historical cash management practices, as described in the Debtors’ Motion for Entry of Interim and Final Orders (I) Authorizing, But Not Directing, the Debtors to (A) Continue to Use Their Cash Management System, Including Existing Bank Accounts, (B) Pay or Honor Certain Prepetition Obligations Related Thereto and (C) Maintain Existing Business Forms, (II) Authorizing Intercompany Transactions, (III) Waiving the Requirements of Section 345(b) and (IV) Granting Related Relief [D.I. 14].

4.

Accuracy. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws herein or for any evaluations of the Debtors based on this financial information or any other information. The MOR has been signed by Sean Deason, Chief Financial Officer of Debtor Garrett Motion Inc. Accordingly, in reviewing and signing the MOR, Mr. Deason necessarily relied upon the efforts, statements, and representations of the Debtors’ other personnel and advisors. Mr. Deason has not (and could not have) personally verified the accuracy of each such statement and representation or financial information provided by the Debtor entities.

5.

Debtor in Possession Financing. On October 23, 2020, the Debtors received authorization from the Bankruptcy Court to access $200 million in debtor-in-possession financing on a final basis pursuant to the Final Order (I) Authorizing Debtors to (A) Obtain Post-petition Financing and (B) Use Cash Collateral, (II) Granting Liens and Providing Claims with Superpriority Administrative Expense Status, (III) Granting Adequate Protection to the Prepetition Secured Parties, (III) Modifying the Automatic Stay, and (V) Granting Related Relief [D.I. 281] (the “DIP Order”). Please see the DIP Order for additional detail.

6.

Payment of Prepetition Claims Pursuant to First Day Orders. Within the first four days of the Debtors’ chapter 11 cases, the Bankruptcy Court entered orders (the “First Day Orders”) authorizing, but not directing, the Debtors to pay, on an interim basis, certain prepetition (a) claims of critical vendors, shippers, warehousemen, other potential lien claimants, and foreign creditors; (b) taxes; (c) employee wages, salaries, and other compensation and benefits; and (d) obligations related to the use of the Debtors’ cash management system, among other things. The Bankruptcy Court subsequently approved the relief requested in connection with the First Day Orders on a final basis. To the extent any payments were made on account of prepetition claims following the commencement of these chapter 11 cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such payments have been included in the MOR.

7.

Reservation of Rights. The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 cases.

8.	Specific MOR Disclosures.
a.

Notes to MOR-1a: Cash receipts related to intercompany transfers among the Debtors and their non-Debtor affiliates are deducted from total cash receipts. Cash receipts are from February 1, 2021 through February 28, 2021.

b.

Notes to MOR-1b: Cash disbursements related to intercompany transfers among the Debtors and their non-debtor affiliates are deducted from total cash disbursements. Cash disbursements are from February 1, 2021 through February 28, 2021 and are presented on the entity for whose benefit the amounts were paid.

c.	Notes to MOR-1c: All amounts listed are bank balances as of the end of the month.

d.

Notes to MOR-2 and MOR-3: Preliminary unaudited financial statements subject to change, in particular the accounts do not include final tax entries, pension entries, or reclassification of Liabilities Subject to Compromise and are still subject to final management review and audit.

e.

Notes to MOR-4a: For status of post-petition tax payments, see disclosures as noted on MOR-4a. Due to the size and detail of such records, (i) copies of IRS Form 6123 or payment receipts; (ii) copies of tax returns filed during the reporting period; and (iii) a taxes aging schedule will be made available upon reasonable request in writing to counsel for the Debtors.

f.

Notes to MOR-4b: The Debtors maintain a detailed aging of post-petition trade accounts payable. The post-petition trade payable aging is as of February 27, 2021. The Debtors believe that the information as disclosed in MOR-4b appropriately summarizes the ending accounts payable balances of the Debtors. Currency exchange has created certain reconciling differences between subledger aging reports and consolidated financials. Due to the volume of transactions related to vendor payments, the accounts payable reconciliation is not presented by vendor.

g.

Notes to MOR-5: The Debtors maintain an aging of trade accounts receivable which includes trade activity with affiliates. The Debtors believe that the information as disclosed in MOR-5 appropriately summarizes the ending accounts receivable of the Debtors. Detail of customer activity is not provided due to confidentiality.

h.

Notes to MOR-6: The Debtors paid retained professionals in accordance with the Order Pursuant to Sections 105(a) and 331 of the Bankruptcy Code, Bankruptcy Rule 2016 and Local Rule 2016-1 Establishing Procedures for Monthly Compensation and Reimbursement of Expenses of Professionals [D.I. 291]. The Debtors also paid amounts to professionals to the extent required under the DIP Order, which payments are excluded from the MOR.

In re Garrett Motion Inc., et al.,	Case No:	20-12212 (Jointly Administered)
Debtors	Reporting Period:	February 2021
	Fed. Tax I.D No.:	82-4873189

General: This MOR includes activity from the following Debtors and related case numbers

Entity Name	Case Number
GARRETT ASASCO INC.	20-12211 (MEW	)
GARRETT MOTION INC.	20-12212 (MEW	)
BRH LLC	20-12213 (MEW	)
CALVARI LIMITED	20-12214 (MEW	)
FRICTION MATERIALS LLC	20-12215 (MEW	)
GARRETT BORROWING LLC	20-12216 (MEW	)
GARRETT HOLDING COMPANY S.A.R.L.	20-12217 (MEW	)
GARRETT LX I S.A.R.L.	20-12218 (MEW	)
GARRETT LX II S.A.R.L.	20-12219 (MEW	)
GARRETT LX III S.A.R.L.	20-12220 (MEW	)
GARRETT MOTION AUSTRALIA PTY LIMITED	20-12221 (MEW	)
GARRETT MOTION AUTOMOTIVE RESEARCH MEXICO	20-12222 (MEW	)
GARRETT MOTION HOLDINGS INC.	20-12223 (MEW	)
GARRETT MOTION HOLDINGS II INC.	20-12224 (MEW	)
GARRETT MOTION INTERNATIONAL S	20-12225 (MEW	)
GARRETT MOTION IRELAND A LIMITED	20-12226 (MEW	)
GARRETT MOTION IRELAND B LIMITED	20-12227 (MEW	)
GARRETT MOTION IRELAND C LIMITED	20-12228 (MEW	)
GARRETT MOTION IRELAND LIMITED	20-12229 (MEW	)
GARRETT MOTION ITALIA S.R.L.	20-12230 (MEW	)
GARRETT MOTION JAPAN INC.	20-12231 (MEW	)
GARRETT MOTION LLC	20-12232 (MEW	)
GARRETT MOTION MEXICO, SOCIEDAD	20-12233 (MEW	)
GARRETT MOTION ROMANIA S.A.R.L.	20-12234 (MEW	)
GARRETT MOTION SRL	20-12235 (MEW	)
GARRETT MOTION SLOVAKIA S.R.O.	20-12236 (MEW	)
GARRETT MOTION SWITZERLAND HOLDINGS SARL	20-12237 (MEW	)
GARRETT MOTION UK A LIMITED	20-12238 (MEW	)
GARRETT MOTION UK B LIMITED	20-12239 (MEW	)
GARRETT MOTION UK C LIMITED	20-12240 (MEW	)
GARRETT MOTION UK D LIMITED	20-12241 (MEW	)
GARRETT MOTION UK LIMITED	20-12242 (MEW	)
GARRETT TRANSPORTATION I INC.	20-12243 (MEW	)
GARRETT TRANSPORTATION SYSTEMS UK LTD	20-12244 (MEW	)
GARRETT TRANSPORTATION SYSTEMS UK II LTD	20-12245 (MEW	)
GARRETT TS LTD	20-12246 (MEW	)
GARRETT TURBO LTD	20-12247 (MEW	)

In re Garrett Motion Inc., et al.,	Case No:	20-12212 (Jointly Administered)
Debtors	Reporting Period:	February 2021
	Fed. Tax I.D No.:	82-4873189

MOR-1a: Schedule of Cash Receipts

($USD Whole Dollars)

GARRETT MOTION & RELATED DEBTORS:
SCHEDULE OF CASH RECEIPTS (LESS INTERCOMPANY TRANSFERS)
Case Number	Debtor	Total Receipts	Less Intercompany Transfers: (Specify To Which Debtor or Non-Debtor Funds are being Transferred)	Net Receipts
081-20-12211	GARRETT ASASCO INC.	$—	$—	$—
081-20-12212	GARRETT MOTION INC.	$—	$—	$—
081-20-12213	BRH LLC	$—	$—	$—
081-20-12214	CALVARI LIMITED	$—	$—	$—
081-20-12215	FRICTION MATERIALS LLC	$—	$—	$—
081-20-12216	GARRETT BORROWING LLC	$—	$—	$—
081-20-12217	GARRETT HOLDING COMPANY S.A.R.L.	$—	$—	$—
081-20-12218	GARRETT LX I S.A.R.L.	$—	$—	$—
081-20-12219	GARRETT LX II S.A.R.L.	$—	$—	$—
081-20-12220	GARRETT LX III S.A.R.L.	$—	$—	$—
081-20-12221	GARRETT MOTION AUSTRALIA PTY LIMITED	$359,563	$—	$359,563
081-20-12222	GARRETT MOTION AUTOMOTIVE RESEARCH MEXICO	$—	$—	$—
081-20-12223	GARRETT MOTION HOLDINGS INC.	$—	$—	$—
081-20-12224	GARRETT MOTION HOLDINGS II INC.	$—	$—	$—
081-20-12225	GARRETT MOTION INTERNATIONAL S	$—	$—	$—
081-20-12226	GARRETT MOTION IRELAND A LIMITED	$—	$—	$—
081-20-12227	GARRETT MOTION IRELAND B LIMITED	$—	$—	$—
081-20-12228	GARRETT MOTION IRELAND C LIMITED	$—	$—	$—
081-20-12229	GARRETT MOTION IRELAND LIMITED	$—	$—	$—
081-20-12230	GARRETT MOTION ITALIA S.R.L.	$—	$—	$—
081-20-12231	GARRETT MOTION JAPAN INC.	$15,144,212	$1,994,421	$13,149,791
081-20-12232	GARRETT MOTION LLC	$—	$—	$—
081-20-12233	GARRETT MOTION MEXICO, SOCIEDAD	$1,848,170	$1,848,170	$—
081-20-12234	GARRETT MOTION ROMANIA S.A.R.L.	$3,830,863	$—	$3,830,863
081-20-12235	GARRETT MOTION SRL	$113,716,950	$14,573,614	$99,143,336
081-20-12236	GARRETT MOTION SLOVAKIA S.R.O.	$—	$—	$—
081-20-12237	GARRETT MOTION SWITZERLAND HOLDINGS SARL	$—	$—	$—
081-20-12238	GARRETT MOTION UK A LIMITED	$—	$—	$—
081-20-12239	GARRETT MOTION UK B LIMITED	$—	$—	$—
081-20-12240	GARRETT MOTION UK C LIMITED	$—	$—	$—
081-20-12241	GARRETT MOTION UK D LIMITED	$—	$—	$—
081-20-12242	GARRETT MOTION UK LIMITED	$—	$—	$—
081-20-12243	GARRETT TRANSPORTATION I INC.	$34,808,164	$—	$34,808,164
081-20-12244	GARRETT TRANSPORTATION SYSTEMS UK LTD	$—	$—	$—
081-20-12245	GARRETT TRANSPORTATION SYSTEMS UK II LTD	$—	$—	$—
081-20-12246	GARRETT TS LTD	$—	$—	$—
081-20-12247	GARRETT TURBO LTD	$—	$—	$—
	GRAND TOTALS: $ 169,707,922		$18,416,205	$151,291,716

In re Garrett Motion Inc., et al.,	Case No:	20-12212 (Jointly Administered)
Debtors	Reporting Period:	February 2021
	Fed. Tax I.D No.:	82-4873189

MOR-1b: Schedule of Cash Disbursements

($USD Whole Dollars)

GARRETT MOTION & RELATED DEBTORS:
SCHEDULE OF CASH DISBURSEMENTS (LESS INTERCOMPANY TRANSFERS)
Case Number	Debtor	Disbursements:	Less Intercompany Transfers: (Specify To Which Debtor or Non- Debtor Funds are being Transferred)	Total Disbursements (for quarterly fee purposes):
081-20-12211	GARRETT ASASCO INC.	$—	$—	$—
081-20-12212	GARRETT MOTION INC.	$13,934,235	$—	$13,934,235
081-20-12213	BRH LLC	$—	$—	$—
081-20-12214	CALVARI LIMITED	$—	$—	$—
081-20-12215	FRICTION MATERIALS LLC	$—	$—	$—
081-20-12216	GARRETT BORROWING LLC	$—	$—	$—
081-20-12217	GARRETT HOLDING COMPANY S.A.R.L.	$—	$—	$—
081-20-12218	GARRETT LX I S.A.R.L.	$—	$—	$—
081-20-12219	GARRETT LX II S.A.R.L.	$—	$—	$—
081-20-12220	GARRETT LX III S.A.R.L.	$1,182,641	$—	$1,182,641
081-20-12221	GARRETT MOTION AUSTRALIA PTY LIMITED	$440,068	$—	$440,068
081-20-12222	GARRETT MOTION AUTOMOTIVE RESEARCH MEXICO	$219,745	$—	$219,745
081-20-12223	GARRETT MOTION HOLDINGS INC.	$—	$—	$—
081-20-12224	GARRETT MOTION HOLDINGS II INC.	$—	$—	$—
081-20-12225	GARRETT MOTION INTERNATIONAL S	$1,918,654	$—	$1,918,654
081-20-12226	GARRETT MOTION IRELAND A LIMITED	$—	$—	$—
081-20-12227	GARRETT MOTION IRELAND B LIMITED	$—	$—	$—
081-20-12228	GARRETT MOTION IRELAND C LIMITED	$—	$—	$—
081-20-12229	GARRETT MOTION IRELAND LIMITED	$5,233,273	$—	$5,233,273
081-20-12230	GARRETT MOTION ITALIA S.R.L.	$632,794	$—	$632,794
081-20-12231	GARRETT MOTION JAPAN INC.	$6,923,123	$—	$6,923,123
081-20-12232	GARRETT MOTION LLC	$—	$—	$—
081-20-12233	GARRETT MOTION MEXICO, SOCIEDAD	$3,705,238	$—	$3,705,238
081-20-12234	GARRETT MOTION ROMANIA S.A.R.L.	$5,744,591	$—	$5,744,591
081-20-12235	GARRETT MOTION SRL	$195,817,016	$59,410,551	$136,406,465
081-20-12236	GARRETT MOTION SLOVAKIA S.R.O.	$6,957,225	$—	$6,957,225
081-20-12237	GARRETT MOTION SWITZERLAND HOLDINGS SARL	$—	$—	$—
081-20-12238	GARRETT MOTION UK A LIMITED	$—	$—	$—
081-20-12239	GARRETT MOTION UK B LIMITED	$—	$—	$—
081-20-12240	GARRETT MOTION UK C LIMITED	$—	$—	$—
081-20-12241	GARRETT MOTION UK D LIMITED	$—	$—	$—
081-20-12242	GARRETT MOTION UK LIMITED	$1,450,876	$—	$1,450,876
081-20-12243	GARRETT TRANSPORTATION I INC.	$9,381,953	$—	$9,381,953
081-20-12244	GARRETT TRANSPORTATION SYSTEMS UK LTD	$—	$—	$—
081-20-12245	GARRETT TRANSPORTATION SYSTEMS UK II LTD	$—	$—	$—
081-20-12246	GARRETT TS LTD	$—	$—	$—
081-20-12247	GARRETT TURBO LTD	$—	$—	$—
	GRAND TOTALS: $ 253,541,432		$59,410,551	$194,130,881

In re Garrett Motion Inc., et al.,	Case No:	20-12212 (Jointly Administered)
Debtors	Reporting Period:	February 2021
	Fed. Tax I.D No.:	82-4873189

MOR-1c: Bank Account Information

#	Account # (Last 4 Digits)	Debtor	Bank	Balance as of Feb 26, 2021
1	2684	Garrett Motion Mexico S.A. de C.V	Banco Bilbao Vizcaya Argentaria S.A.		$382,616
2	7183	Garrett Motion Sarl	Banque Cantonale Vaudoise		$0
3	7184	Garrett Motion Sarl	Banque Cantonale Vaudoise		$0
4	7182	Garrett Motion Sarl	Banque Cantonale Vaudoise		$0
5	5215	Garrett Motion UK Limited	Barclays Bank PLC		$414,757
6	5818	Garrett Motion UK Limited	Barclays Bank PLC		$0
7	0019	Garrett Motion UK Limited	Barclays Bank PLC		$0
8	2001	Garrett Motion Sarl	Basellandschaftliche Kantonalbank		$0
9	2004	Garrett Motion Sarl	BNP Paribas SA		$936,355
10	2006	Garrett Motion Sarl	BNP Paribas SA		$180,657
11	2001	Garrett Motion Sarl	BNP Paribas SA		$1,257,486
12	2002	Garrett Motion Sarl	BNP Paribas SA		$55,012
13	9001	Garrett Motion Sarl	BNP Paribas SA		$0
14	2005	Garrett Motion Sarl	BNP Paribas SA		$246,320
15	2007	Garrett Motion Sarl	BNP Paribas SA		$474
16	1289	Garrett Motion Italia S.r.l.	BNP Paribas SA		$611,247
17	0173	Garrett Motion International Services S.r.l	BNP Paribas SA		$13,049
18	1001EUR	Garrett Motion International Services S.r.l	BNP Paribas SA		$244,499
19	1001RON	Garrett Motion International Services S.r.l	BNP Paribas SA		$1,254,548
20	1002	Garrett Motion International Services S.r.l	BNP Paribas SA		$1,254,548
21	0001EUR	Garrett Motion Romania S.r.l.	BNP Paribas SA		$1,222,494
22	0004	Garrett Motion Romania S.r.l.	BNP Paribas SA		$0
23	0001RON	Garrett Motion Romania S.r.l.	BNP Paribas SA		$752,729
24	0002	Garrett Motion Romania S.r.l.	BNP Paribas SA		$2,509,095
25	5388	Garrett Motion Sarl	Citibank N.A.	-$	58
26	7010	Garrett Motion Sarl	Citibank N.A.		$122,213,751
27	8025	Garrett Motion Ireland A Limited	Citibank N.A.		$12,225
28	9048	Garrett Motion Ireland Limited	Citibank N.A.		$3,056,235
29	2008	Garrett Motion Automotive Research Mexico S. de R.L. de C.V	Citibank N.A.		$64,835
30	5837	Garrett Motion Mexico S.A. de C.V	Citibank N.A.		$1,001
31	9008	Garrett Motion Mexico S.A. de C.V	Citibank N.A.		$3,230
32	4445	Garrett Motion Mexico S.A. de C.V	Citibank N.A.		$122,721
33	0001	Garrett Motion Slovakia s.r.o.	Citibank N.A.		$3,056,235
34	0108	Garrett Motion Slovakia s.r.o.	Citibank N.A.		$2,444,988
35	2629	Garrett Motion International Services S.r.l	Citibank N.A.		$12,821
36	8719	Garrett Motion Sarl	Deutsche Bank AG		$0
37	8775	Garrett Motion Sarl	Deutsche Bank AG		$1,504,853
38	8737	Garrett Motion Sarl	Deutsche Bank AG		$869,016
39	32500	Garrett Motion Japan, Inc.	Deutsche Bank AG		$141,008
40	30000	Garrett Motion Japan, Inc.	Deutsche Bank AG		$650,688
41	9945	Garrett Motion Australia Pty Limited	JP Morgan Chase Bank N.A.		$5,800,691
42	2161	Garrett Motion Sarl	JP Morgan Chase Bank N.A.		$48,045
43	2180	Garrett Motion Sarl	JP Morgan Chase Bank N.A.		$720,680
44	2176	Garrett Motion Sarl	JP Morgan Chase Bank N.A.		$22,619,796
45	2177	Garrett Motion Sarl	JP Morgan Chase Bank N.A.		$3,488,863
46	2178	Garrett Motion Sarl	JP Morgan Chase Bank N.A.		$53,109,995

#	Account # (Last 4 Digits)	Debtor	Bank	Balance as of Feb 26, 2021
47	2181	Garrett Motion Sarl	JP Morgan Chase Bank N.A.	$3,235,904
48	5385	Garrett Motion Sarl	JP Morgan Chase Bank N.A.	$6,368
49	2183	Garrett Motion Sarl	JP Morgan Chase Bank N.A.	$25,165,684
50	2184	Garrett Motion Sarl	JP Morgan Chase Bank N.A.	$827,521
51	2179	Garrett Motion Sarl	JP Morgan Chase Bank N.A.	$13,303,681
52	2182	Garrett Motion Sarl	JP Morgan Chase Bank N.A.	$38,644,984
53	2374	Garrett TS Ltd	JP Morgan Chase Bank N.A.	$1,175
54	6324	Garrett Transportation Systems Ltd	JP Morgan Chase Bank N.A.	$6,439
55	2658	Garrett Motion Ireland B Limited	JP Morgan Chase Bank N.A.	$5,606
56	9470	Garrett Motion Japan, Inc.	JP Morgan Chase Bank N.A.	$21,739,178
57	1878	Garrett LX I S.a.r.l.	JP Morgan Chase Bank N.A.	$5,905
58	0975	Garrett LX I S.a.r.l.	JP Morgan Chase Bank N.A.	$10,704
59	1879	Garrett LX II S.a.r.l.	JP Morgan Chase Bank N.A.	$1,962
60	1880	Garrett LX III S.a.r.l.	JP Morgan Chase Bank N.A.	$312,703
61	2372	Garrett LX III S.a.r.l.	JP Morgan Chase Bank N.A.	$320,966
62	6604	Garrett Motion Mexico S.A. de C.V	JP Morgan Chase Bank N.A.	$0
63	2487	Garrett ASASCO Inc	JP Morgan Chase Bank N.A.	$50,579
64	6395	Garrett ASASCO Inc	JP Morgan Chase Bank N.A.	$333,825
65	0270	Friction Materials LLC	JP Morgan Chase Bank N.A.	$12,478
66	2476	Garrett Transportation I Inc.	JP Morgan Chase Bank N.A.	$1,360,220
67	9557	Garrett Transportation I Inc.	JP Morgan Chase Bank N.A.	$8,742,314
68	7182	Garrett Transportation I Inc.	JP Morgan Chase Bank N.A.	$505,164
69	8578	Garrett Motion Inc.	JP Morgan Chase Bank N.A.	$75,117,733
70	10000	Garrett Motion Japan, Inc.	Mitsubishi UFJ, LTD	$1,677,312
71	9316	Garrett Motion Japan, Inc.	Mitsubishi UFJ, LTD	$1,318,889
72	7001	Garrett Motion Sarl	Société Générale S.A	$0
73	7271	Garrett Motion Japan, Inc.	Sumitomo Mitsui Banking Corporation	$298,456
74	0539	Garrett Motion International Services S.r.l	Türk Ekonomi Bankası	$106
75	9341	Garrett Motion International Services S.r.l	Türk Ekonomi Bankası	$22,219
76	0492	Garrett Motion International Services S.r.l	Türk Ekonomi Bankası	$0
77	201R	Garrett Holding Company Sarl	UBS AG	$19,220
78	000Z	Garrett Motion Sarl	UBS AG	$990,099
79	7MOM	Garrett Motion Sarl	UBS AG	$9,944
80	902W	Garrett Motion Sarl	UBS AG	$23,174
81	9AUT	Garrett Motion Sarl	UBS AG	$10,990
82	9AZB	Garrett Motion Sarl	UBS AG	$0
83	9CBH	Garrett Motion Sarl	UBS AG	$0
84	961Y	Garrett Motion Sarl	UBS AG	$53
85	962B	Garrett Motion Sarl	UBS AG	$20,390
86	460G	Garrett Motion Switzerland Holdings Sarl	UBS AG	$12,901
87	2438	Garrett Motion Sarl	Unicredit Bank AG	$171,609
88	8950	Garrett Motion Sarl	Unicredit Bank AG	$29,952,825
89	0245	Garrett Motion Sarl	Unicredit Bank AG	$194,899
90	2678	Garrett Motion Sarl	Unicredit Bank AG	$150,847
91	8968	Garrett Motion Sarl	Unicredit Bank AG	$7,751,120

In re Garrett Motion Inc., et al.,	Case No:	20-12212 (Jointly Administered)
Debtors	Reporting Period:	February 2021
	Fed. Tax I.D No.:	82-4873189

MOR 2: Statement of Operations – Year To Date Ended February 27, 2021

(Thousands of U.S. Dollars)	Consolidated Debtor Amounts - YTD February
Net Sales	$477,904
Cost of goods sold	391,704

Gross Profit	86,200
Selling, general & administrative expenses	37,965

Operating profit (loss)	48,235
Other (income)/expense	296

Earnings Before Interest & Taxes	47,939
Interest expense	14,699
Non-operating (income)/expense	(8,287)
Reorganization items - net	125,781

Income before taxes	(84,254)
Tax Expense	(22,749)

Net Income (Loss)	($61,505)

Note: Preliminary unaudited financial statements subject to change, in particular the accounts do not include final tax entries, pension entries, or reclassification of Liabilities Subject to Compromise and are still subject to final management review and audit.

In re Garrett Motion Inc., et al.,	Case No:	20-12212 (Jointly Administered)
Debtors	Reporting Period:	February 2021
	Fed. Tax I.D No.:	82-4873189

MOR 3 – Consolidated Debtor Balance Sheet as of February 27, 2021

(Thousands of U.S. Dollars)	Book Value - as of February 27, 2021
Cash and cash equivalents	$465,873
Accounts, notes and other receivables - net	435,009
Inventories- net	163,896
Other current Assets	85,579

Total current assets	1,150,357
Investments and long-term receivables	7,178
Property, plant and equipment- net	308,699
Deferred income taxes assets	229,634
Goodwill	192,785
Other long-term assets	92,962

Total Assets	$1,981,615

Accounts payable	$623,339
Borrowings under revolving credit facility	370,000
Debtor-in-possession Term Loan	200,000
Current maturities of long-term debt	6,375
Obligations payable to Honeywell, current	41,664
Accrued liabilities	407,729

Total current liabilities	1,649,107
Long-term debt	1,491,203
Deferred income taxes	25,341
Obligations payable to Honeywell	1,421,011
Other liabilities	201,516

Total liabilities	4,788,178
Additional paid-in capital	9,610
Invested Equity	(2,783,257)
Other Comprehensive Income (Loss)	(32,916)

Total Shareholders’ Equity	(2,806,563)

Total Liabilities & Equity	$1,981,615

In re Garrett Motion Inc., et al.,	Case No:	20-12212 (Jointly Administered)
Debtors	Reporting Period:	February 2021
	Fed. Tax I.D No.:	82-4873189

MOR-4a: Status of Post-Petition Taxes

Office of the United States Trustee

Subject: February Monthly Operating Report Attestation Regarding Post-petition Taxes

The Debtor, Garrett Motion Inc. and its affiliated Debtors, hereby submit this attestation regarding post-petition taxes.

All post-petition taxes for the Debtors, which are not subject to dispute or reconciliation, are current. There are no material tax disputes or reconciliations.

/s/ Sean Deason
Sean Deason
Chief Financial Officer

In re Garrett Motion Inc., et al.,	Case No:	20-12212 (Jointly Administered)
Debtors	Reporting Period:	February 2021
	Fed. Tax I.D No.:	82-4873189

MOR-4b: Post-Petition Accounts Payable Aging

February 27, 2021

(Thousands of U.S. Dollars)

Accounts Payable Aging	Current	0-30 Days	31-60 Days		60-90 Days	90+ Days		Total
Post Petition Trade Payables	$375,513	$2,311	-$	2,181	$394	-$	3,821	$372,215

In re Garrett Motion Inc., et al.,	Case No:	20-12212 (Jointly Administered)
Debtors	Reporting Period:	February 2021
	Fed. Tax I.D No.:	82-4873189

MOR-5 – Accounts Receivable Aging

As of February 27, 2021

(Thousands of U.S. Dollars)

Accounts Receivable Aging	Current	1-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Net Accounts Receivable	$359,541	$1,596	$1,279	$203	$1,206	$363,825

In re Garrett Motion Inc., et al.,	Case No:	20-12212 (Jointly Administered)
Debtors	Reporting Period:	February 2021
	Fed. Tax I.D No.:	82-4873189

MOR-6 – Payments to Professionals

(Thousands of U.S. Dollars)

PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT [1]	AMOUNT APPROVED	AMOUNT PAID FEB	TOTAL PAID TO DATE [2]	TOTAL INCURRED & UNPAID[3]
Sullivan & Cromwell LLP	See Note Below	$17,892	$3,238	$11,352	$6,540
AlixPartners LLP	See Note Below	$5,111	$903	$3,271	$1,840
Perella Weinberg Partners	See Note Below	$1,181	$291	$743	$438
Kurtzman Carson Consultants	See Note Below	$3,337	$762	$2,367	$970
Quinn Emmanuel Urquhart & Sullivan LLP	See Note Below	$10,411	$4,650	$6,155	$4,256
White & Case LLP	See Note Below	$5,186	$844	$3,363	$1,823
Conway Mackenzie	See Note Below	$1,242	$275	$721	$521
FTI Consulting	See Note Below	$655	$52	$503	$151
Schulte Roth & Zabel LLP	See Note Below	$391	$25	$275	$116
Simpson Thacher & Bartlett LLP	See Note Below	$1,188	$147	$791	$397
Deloitte AG	See Note Below	$1,795	$381	$925	$869

TOTAL PAYMENTS TO PROFESSIONALS		$48,387	$11,566	$30,466	$17,921

[1]	INCLUDES FEE STATEMENTS APPROVED OR PENDING NOTICE PERIOD EXPIRATION AS OF 2/28/2021
[2]	INCLUDES RETAINER AMOUNTS APPLIED TO APPROVED FEE STATEMENTS
[3]	INCLUDES ALL FEES INCURRED, BOTH APPROVED AND PENDING NOTICE PERIOD EXPIRATION AS OF 2/28/2021

In re Garrett Motion Inc., et al.,	Case No:	20-12212 (Jointly Administered)
Debtors	Reporting Period:	February 2021
	Fed. Tax I.D No.:	82-4873189

MOR-7: Debtor Questionnaire

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No	Comments

1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X

2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X

3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X

4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X

5	Is the Debtor delinquent in paying any insurance premium payment?		X

6	Have any payments been made on pre-petition liabilities this reporting period?	X		To the extent authorized by the First Day Orders

7	Are any post-petition receivables (accounts, notes or loans) due from related parties?	X

8	Are any post-petition payroll taxes past due?		X

9	Are any post-petition State or Federal income taxes past due?		X

10	Are any post-petition real estate taxes past due?		X

11	Are any other post-petition taxes past due?		X

12	Have any pre-petition taxes been paid during this reporting period?	X		To the extent authorized by the First Day Orders

13	Are any amounts owed to post-petition creditors delinquent?		X

14	Are any wage payments past due?		X

15	Have any post-petition loans been received by the Debtor from any party?		X

16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X

17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X

18	Have the owners or shareholders received any compensation outside of the normal course of business?		X